Exhibit 10.1

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT AND

COMMITMENT INCREASE AMENDMENT

dated as of May 28, 2026

among

KENNAMETAL INC.

and

KENNAMETAL EUROPE GmbH,

as Borrowers,

THE INCREASE LENDERS PARTY HERETO,

THE OTHER LENDERS AND THE ISSUING LENDERS PARTY HERETO,

BANK OF AMERICA, N.A., LONDON BRANCH,

as Euro Swingline Lender,

and

BANK OF AMERICA, N.A.,

as the Administrative Agent

PNC BANK, NATIONAL ASSOCIATION,

BNP PARIBAS and

U.S. BANK NATIONAL ASSOCIATION,

as the Co-Syndication Agents,

CITIZENS BANK, N.A.,

as the Documentation Agent

BOFA SECURITIES, INC.,

PNC CAPITAL MARKETS LLC,

BNP PARIBAS and

U.S. BANK NATIONAL ASSOCIATION,

as Joint Book Runners and as Joint Lead Arrangers

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT AND COMMITMENT INCREASE AMENDMENT

THIS FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT AND COMMITMENT INCREASE AMENDMENT (this “Agreement”), dated as of May 28, 2026 (the “First Amendment Effective Date”), is entered into among KENNAMETAL INC., a Pennsylvania corporation (the “Company”), KENNAMETAL EUROPE GmbH, a limited liability company organized under the laws of Switzerland and a wholly-owned Foreign Subsidiary of the Company (a “Foreign Borrower” and, together with any other wholly-owned Foreign Subsidiary of the Company which becomes a Foreign Borrower pursuant to the terms of Amended Credit Agreement (as defined below), collectively, the “Foreign Borrowers”; and the Foreign Borrowers, together with the Company, the “Borrowers”), the Subsidiary Guarantors party hereto, the Increase Lenders (as defined below) party hereto, the other Lenders and the Issuing Lenders party hereto, BANK OF AMERICA, N.A., LONDON BRANCH, as Euro Swingline Lender, and BANK OF AMERICA, N.A., as the Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Borrowers, the Lenders and Issuing Lenders from time to time party thereto, Bank of America, N.A., London Branch, as Euro Swingline Lender, and Bank of America, N.A., as the Administrative Agent, have entered into that certain Seventh Amended and Restated Credit Agreement, dated as of November 17, 2025 (as amended, restated, amended and restated, extended, replaced, supplemented or otherwise modified from time to time prior to the First Amendment Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Agreement, the “Amended Credit Agreement”);

WHEREAS, pursuant to Section 2.15(b) of the Existing Credit Agreement, the Borrowers have requested an increase in the Total Commitments in an aggregate amount equal to $200,000,000 (such increase in the Total Commitments, the “Commitment Increase”), subject to the terms and conditions specified in this Agreement;

WHEREAS, each Person identified in the table set forth in Section 1(a) (each such Person, an “Increase Lender” and collectively, the “Increase Lenders”) has agreed to participate in the Commitment Increase and to the extent such Increase Lender is a New Lender (as defined below), to become a “Lender” under the Amended Credit Agreement in connection therewith, in each case, subject to the terms and conditions specified in this Agreement; and

WHEREAS, in connection with the Commitment Increase, the parties hereto have agreed to amend the Existing Credit Agreement as set forth below (including amendments made in reliance on clause (d) set forth in the last paragraph of Section 9.1 of the Existing Credit Agreement), subject to the terms and conditions specified in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Commitment Increase.

(a) Effective as of the First Amendment Effective Date, each Increase Lender agrees to increase its existing Commitment in connection with the Commitment Increase in the amount set forth opposite its name in the table below (such amount, such Increase Lender’s “Increase Amount”):

Increase Lender	Increase Amount
Bank of America, N.A.	$27,500,000.00
PNC Bank, National Association	$27,500,000.00
BNP Paribas	$27,500,000.00
U.S. Bank National Association	$27,500,000.00
Citizens Bank, N.A.	$20,000,000.00
Commerzbank AG, New York Branch	$10,000,000.00
HSBC Bank USA, National Association	$10,000,000.00
Truist Bank	$10,000,000.00
UniCredit Bank GMBH, New York Branch	$5,000,000.00
First National Bank of Pennsylvania	$35,000,000.00

TOTAL:	$200,000,000.00

(b) On the First Amendment Effective Date, the Commitment (as in effect immediately prior to the First Amendment Effective Date) of each Lender under the Existing Credit Agreement, and all outstanding Loans held by such Lender under the Existing Credit Agreement immediately prior to the First Amendment Effective Date, in each case, shall be reallocated and restated such that, after giving effect to such reallocation and restatement and the other transactions contemplated by this Agreement and the Amended Credit Agreement to occur on the First Amendment Effective Date, as of the First Amendment Effective Date, each Lender shall (i) have a Commitment in the amount set forth opposite such Lender’s name on Schedule 1.1 attached hereto, (ii) have a Multicurrency Subcommitment in the amount set forth opposite such Lender’s name on Schedule 1.1 attached hereto, (iii) hold the portion of the Loans outstanding under the Amended Credit Agreement on the First Amendment Effective Date corresponding to such Lender’s Revolving Percentage or Multicurrency Revolving Percentage, as applicable (as in effect under the Amended Credit Agreement on the First Amendment Effective Date in accordance with the Revolving Percentages and the Multicurrency Revolving Percentages reflected on Schedule 1.1 attached hereto) and (iv) have participations in respect of Letters of Credit, Swingline Loans and Euro Swingline Loans, in each case, outstanding under the Amended Credit Agreement on the First Amendment Effective Date corresponding to such Lender’s Revolving Percentage or Multicurrency Revolving Percentage, as applicable (as in effect under the Amended Credit Agreement on the First Amendment Effective Date in accordance with the Revolving Percentages reflected on Schedule 1.1 attached hereto). The parties hereto agree that the Borrowers and the Administrative Agent shall be permitted to effect such assignments, prepayments, borrowings, reallocations and restatements as are necessary (including pursuant to a cashless settlement mechanism approved by the Borrowers and the Administrative Agent) to effectuate the reallocation contemplated by this Section 1(b).

(c) Each Person that signs this Agreement as an Increase Lender and that was not a Lender party to the Existing Credit Agreement immediately prior to the effectiveness of this Agreement (each, a “New Lender”) (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Amended

Credit Agreement, (B) it meets all the requirements to be an assignee under Section 9.6 of the Amended Credit Agreement (subject to receipt of such consents as may be required under Section 9.6 of the Amended Credit Agreement), (C) from and after the First Amendment Effective Date, it shall be bound by the provisions of this Agreement as an Increase Lender and the Amended Credit Agreement as a Lender thereunder and shall have the obligations of an Increase Lender hereunder and a Lender under the Amended Credit Agreement, (D) it has received a copy of the Existing Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and become a Lender under the Amended Credit Agreement, on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of this Agreement, the Amended Credit Agreement and the other Loan Documents are required to be performed by it as an Increase Lender and a Lender.

(d) Each of the Administrative Agent and each Loan Party agree that, as of the First Amendment Effective Date, each New Lender shall (i) be a party to the Amended Credit Agreement (and, as applicable, the other Loan Documents), (ii) be a “Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, and (iii) have the rights and obligations of an Increase Lender under this Agreement and a Lender under the Amended Credit Agreement and the other Loan Documents.

(e) The address of each New Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such New Lender to the Administrative Agent.

2. Amendments to Existing Credit Agreement and the Guarantee. Effective as of the First Amendment Effective Date, the parties hereto agree that:

(a) The reference to “$650,000,000” on the cover page of the Existing Credit Agreement is amended to read “$850,000,000”.

(b) The last sentence of the definition of “Multicurrency Subcommitment” set forth in Section 1.1 of the Existing Credit Agreement is amended to read as follows:

The aggregate principal amount of the Multicurrency Subcommitments as in effect on the First Amendment Effective Date is $300,000,000.

(c) The reference to “Section 6.2(h)” in the definition of “Lien” in Section 1.1 of the Existing Credit Agreement is amended to read “Section 6.2(i)”.

(d) The definition of “Obligations” set forth in Section 1.1 of the Existing Credit Agreement is amended to read as follows:

“Obligations”: with respect to the Borrowers (or any of them), the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition under any Debtor Relief Laws, relating to any of the Borrowers, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, Letters of Credit and all other obligations and liabilities of any of the Borrowers to the Administrative Agent, any Lender (or, in the case of Specified Hedge Agreements or Specified Cash Management Agreement, all obligations and liabilities of any Borrower and any of their Subsidiaries to any Lender or Lender Affiliate (including any counterparty that is a Lender or Lender Affiliate at the time at the time the applicable Cash Management Agreement or Hedge Agreement is entered into or the applicable Cash Management Agreement or Hedge Agreement between the applicable Borrower or Subsidiary and any Lender or Lender Affiliate at the time it (or its Affiliate) becomes a Lender (including on the Closing Date))) or any Issuing Lender, including, without limitation, the Foreign Obligations and the Company Guarantee, in any case whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement, any Specified Cash Management Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all reasonable fees, charges and disbursements of counsel to the Administrative Agent or to any Lender or Issuing Lender that are required to be paid by the Borrowers (or any of them) pursuant hereto) or otherwise; provided, that, the Obligations shall exclude any Excluded Swap Obligations.

(e) The last sentence of the definition of “Total Commitments” set forth in Section 1.1 of the Existing Credit Agreement is amended to read as follows:

The aggregate principal amount of the Total Commitments as in effect on the First Amendment Effective Date is $850,000,000.

(f) The following new defined terms are added to Section 1.1 of the Existing Credit Agreement in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” means May 28, 2026.

“Term Loan Credit Agreement” means that certain Term Loan Credit Agreement, dated as of May 28, 2026, among the Company, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, as amended, restated, supplemented, refinanced or otherwise modified from time to time.

(g) Section 2.39 of the Existing Credit Agreement is amended by amending and restating clause (b) thereof to read as set forth below:

(b) Notwithstanding the above, if any deduction or withholding is required under the Laws of Switzerland, and should it be unlawful for a Swiss Borrower to comply with the tax gross-up in Section 2.25 for any reason (where this would otherwise be required by the terms of Section 2.25), then the applicable interest rate in relation to that interest payment shall be (i) the interest rate as provided for in Sections 2.20 and 2.21 divided by (ii) 1 (one) minus the rate (in percent) at which the relevant deduction or withholding of Swiss Withholding Tax is required to be made (where the rate at which the relevant deduction or withholding of Swiss Withholding Tax is required to be made is for this purpose, expressed as a fraction of one rather than as a percentage).

(h) Section 6.2 of the Existing Credit Agreement is amended by (i) amending and restating clauses (g) and (h) thereof in their respective entireties to read as set forth below and (ii) adding the following clause (i) thereto immediately after clause (h):

(g) (i) Indebtedness of the Company under the Term Loan Credit Agreement and (ii) Guarantee Equivalents (without duplication) incurred by any Subsidiary for the obligations of the Company under the Term Loan Credit Agreement, in an aggregate principal amount under this clause (g) (without duplication) not to exceed $600,000,000 at any one time outstanding;

(h) other unsecured Indebtedness for borrowed money of the Company (and not of any Subsidiary) incurred by the Company after the Closing Date; and

(i) additional Indebtedness of the Borrowers or any of their Subsidiaries; provided, that, the aggregate principal amount (for the Borrowers and all Subsidiaries) of such Indebtedness, together with the aggregate outstanding principal amount of Attributable Debt in respect of Qualified Receivables Transactions, shall not exceed $350,000,000 at any one time outstanding.

(i) Section 6.3 of the Existing Credit Agreement is amended by (i) amending and restating clauses (m) and (n) thereof in their respective entireties to read as set forth below and (ii) adding the following clause (o) thereto immediately after clause (n):

(m) Liens consisting of (x) set-off rights or other similar rights in favor of banking institutions securing fees due by the Borrowers or their Subsidiaries in the ordinary course in connection with deposit and other bank accounts held at such banking institution, which fees are within the general parameters customary in the banking industry and (y) any set-off or similar rights granted to any of the Lenders hereunder or pursuant to any of the Loan Documents;

(n) Liens granted in relation to the provision of Cash Collateral pursuant to this Agreement; and

(o) Liens not otherwise permitted by this Section 6.3 so long as neither (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds 10% of Consolidated Tangible Assets at any one time.

(j) The reference to “Section 6.2(h)” in Section 6.7 of the Existing Credit Agreement is amended to read “Section 6.2(i)”.

(k) Section 9.1 of the Existing Credit Agreement is amended by amending and restating clause (ix) of the proviso in the first paragraph thereof to read as set forth below:

(ix) amend, modify or waive any provision of Section 2.23, the second proviso in Section 2.33(a), the last eight paragraphs of Section 7 or any other provision hereof in a manner that would have the effect of altering the pro rata payments or the pro rata sharing of payments otherwise required hereunder or, with respect to the last eight paragraphs of Section 7, the order of application set forth therein, without the written consent of each Lender

(l) Section 9.7(a) of the Existing Credit Agreement is hereby amended to delete the following language: “, at any time after the Loans and other amounts payable hereunder shall immediately become due and payable pursuant to Section 7,”.

(m) Schedule 1.1 to the Existing Credit Agreement is amended and restated in its entirety to read as set forth on Schedule 1.1 attached hereto.

(n) New Sections 1(d) and 1(e) are hereby added to each of Exhibit F to the Existing Credit Agreement and the Guarantee to read as follows:

(d) As used in this Guarantee, “Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(e) As used in this Guarantee, “Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 22).

(o) A new Section 22 is hereby added to both Exhibit F to the Existing Credit Agreement and the Guarantee to read as follows:

22. Keepwell. Each Guarantor that is a Qualified ECP Guarantor at the time this Guarantee by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Guarantee voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 22 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Guarantor intends this Section 22 to constitute, and this Section 22 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

3. Conditions Precedent. The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Agreement duly executed by (i) a Responsible Officer of each Loan Party, (ii) the Increase Lenders and the Required Lenders, and (iii) the Administrative Agent;

(b) the Administrative Agent shall have received Notes, dated as of the First Amendment Effective Date, executed by a Responsible Officer of each Borrower, in favor of each New Lender requesting a Note from the Borrowers;

(c) no Default or Event of Default shall exist and be continuing as of the First Amendment Effective Date or would exist immediately after giving effect to the Commitment Increase;

(d) the Administrative Agent shall have received a certificate of each Loan Party, dated the First Amendment Effective Date, including and/or attaching (i) resolutions adopted by each Loan Party approving or consenting to the Commitment Increase, (ii) a long form good standing certificate (or equivalent documentation in any applicable foreign jurisdiction) for each Loan Party from its jurisdiction of organization and (iii) a certification that the condition set forth in Section 3(c) is satisfied;

(e) if applicable, the Borrowers shall prepay any Loans outstanding on the First Amendment Effective Date (and pay any additional amounts required pursuant to Section 2.26 of the Existing Credit Agreement) to the extent necessary to keep the outstanding Loans ratable with any revised Commitments arising from any non-ratable increase in the Total Commitments pursuant to the Commitment Increase;

(f) receipt by BofA Securities of any fees required to be paid by the Borrowers to BofA Securities or the Increase Lenders on or before the First Amendment Effective Date; and

(g) (i) the Loan Parties shall have provided to the Administrative Agent and each Lender (including each Increase Lender) the documentation and other information requested by the Administrative Agent or such Lender in order to comply with applicable law, including the PATRIOT Act; and (ii) if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Borrower shall have delivered, to each Lender (including each Increase Lender) that so requests, a Beneficial Ownership Certification in relation to such Borrower.

4. Payment of Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable and documented fees, charges and disbursements of Moore & Van Allen PLLC, as counsel to the Administrative Agent.

5. Miscellaneous.

(a) The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents.

(c) Except as expressly set forth herein, this Agreement shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

(d) The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Existing Credit Agreement are hereby amended so that any reference to the Existing Credit Agreement shall mean a reference to the Amended Credit Agreement. The Amended Credit Agreement is not a novation of the Existing Credit Agreement.

(e) Each Loan Party represents and warrants that: (i) such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the Amended Credit Agreement; (ii) the execution, delivery and performance by such Loan Party of this Agreement and the Amended Credit Agreement has been duly authorized by all necessary organizational action, and does not and will not (A) violate any Requirement of Law or any Contractual Obligation of any Group Member and (B) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation; (iii) no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the Amended Credit Agreement, other than authorizations, approvals, actions, notices and filings which have been duly obtained; (iv) this Agreement has been duly executed and delivered by such Loan Party; and (v) each of this Agreement and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(f) Subject to the provisions of Section 9.18 of the Existing Credit Agreement, (i) this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures, and (ii) this Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement; it being understood and agreed, for the avoidance of doubt, the authorization under this Section 5(f) may include use or acceptance of a manually signed paper Agreement which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Agreement converted into another format, for transmission, delivery and/or retention.

(g) If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby, and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(i) The terms of Sections 9.12 and 9.15 of the Existing Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

6. Keepwell. In connection with the amendments herein to the Guarantee, the Company, together with each Guarantor that is a Qualified ECP Guarantor (as defined in the Guarantee after giving effect to this Agreement) at the time this Guarantee by any Specified Loan Party (as defined in the Guarantee after giving effect to this Agreement) becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under any Loan Document voidable under applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 6 and Section 22 of the Guarantee shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each of the Company and each Guarantor intends this Section 6 and Section 22 of the Guarantee to constitute, and this Section 6 and Section 22 of the Guarantee shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:	KENNAMETAL INC.,
a Pennsylvania corporation

	By:	/s/ Mark J. Olyarnik
Name: Mark J. Olyarnik
Title: Vice President and Treasurer

KENNAMETAL EUROPE GMBH, a limited liability company organized under the laws of Switzerland

	By:	/s/ Michael Eiterich-Purnhagen
Name: Michael Eiterich-Purnhagen
Title: Managing Director

	By:	/s/ Matthias Pasler
Name: Matthias Pasler
Title: Managing Director

GUARANTORS:	KENNAMETAL HOLDINGS EUROPE, INC.,
a Delaware corporation

	By:	/s/ Mark J. Olyarnik
Name: Mark J. Olyarnik
Title: Treasurer

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as the Administrative Agent

	By:	/s/ Angela Berry
Name: Angela Berry
Title: Vice President

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

LENDERS:	BANK OF AMERICA, N.A.,
as an Increase Lender, an Issuing Lender and Swingline Lender

	By:	/s/ Brandon Bouchard
Name: Brandon Bouchard
Title: Senior Vice President

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

BANK OF AMERICA, N.A., LONDON BRANCH, as Euro Swingline Lender

By:	/s/ Fiona Malitsky
Name: Fiona Malitsky
Title: Director

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

PNC BANK, NATIONAL ASSOCIATION, as an Increase Lender

By:	/s/ Daniel Scherling
Name: Daniel Scherling
Title: Vice President

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

BNP PARIBAS, as an Increase Lender

By:	/s/ Benjamin Binetter
Name: Benjamin Binetter
Title: Managing Director

By:	/s/ Valentin Detry
Name: Valentin Detry
Title: Vice President

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

U.S. BANK NATIONAL ASSOCIATION, as an Increase Lender

By:	/s/ Eric M. Lough
Name: Eric M. Lough
Title: Vice President

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

CITIZENS BANK, N.A., as an Increase Lender

By:	/s/ A. Paul Dawley
Name: A. Paul Dawley
Title: Senior Vice President

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

COMMERZBANK AG, NEW YORK BRANCH, as an Increase Lender

By:	/s/ Robert Sullivan
Name: Robert Sullivan
Title: Director

By:	/s/ Thomas Devitt
Name: Thomas Devitt
Title: Director

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

HSBC BANK USA, NATIONAL ASSOCIATION, as an Increase Lender

By:	/s/ Joseph W. Burden
Name: Joseph W. Burden
Title: Vice President

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

TRUIST BANK, as an Increase Lender

By:	/s/ Vicount P. Cornwall
Name: Vicount P. Cornwall
Title: Director

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

UNICREDIT BANK GMBH NEW YORK BRANCH, as an Increase Lender

By:	/s/ Michele Cioffi
Name: Michele Cioffi
Title: Director

By:	/s/ Thomas Petz
Name: Thomas Petz
Title: Managing Director

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

FIRST NATIONAL BANK OF PENNSYLVANIA, as an Increase Lender

By:	/s/ M. Claire Harshbarger
Name: M. Claire Harshbarger
Title: Vice President

KENNAMETAL INC.

FIRST AMENDMENT TO SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

AND COMMITMENT INCREASE AMENDMENT

SCHEDULE 1.1

Commitments

Lender	Commitment	Applicable Percentage of Commitment	Multicurrency Subcommitment	Applicable Percentage of Multicurrency Subcommitment	Swiss Qualifying Bank (Yes/No)
Bank of America, N.A.	$125,500,000.00	14.764705882%	$44,294,117.65	14.764705882%	Yes
PNC Bank, National Association	$125,500,000.00	14.764705882%	$44,294,117.65	14.764705882%	Yes
BNP Paribas	$125,500,000.00	14.764705882%	$44,294,117.65	14.764705882%	Yes
U.S. Bank National Association	$125,500,000.00	14.764705882%	$44,294,117.65	14.764705882%	Yes
Citizens Bank, N.A.	$98,000,000.00	11.529411765%	$34,588,235.29	11.529411765%	Yes
Commerzbank AG, New York Branch	$60,000,000.00	7.058823529%	$21,176,470.59	7.058823529%	Yes
HSBC Bank USA, National Association	$60,000,000.00	7.058823529%	$21,176,470.59	7.058823529%	Yes
Truist Bank	$60,000,000.00	7.058823529%	$21,176,470.59	7.058823529%	Yes
UniCredit Bank GMBH, New York Branch	$35,000,000.00	4.117647060%	$12,352,941.17	4.117647060%	Yes
First National Bank of Pennsylvania	$35,000,000.00	4.117647060%	$12,352,941.17	4.117647060%	Yes

TOTAL	$850,000,000.00	100.000000000%	$300,000,000.00	100.000000000%